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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 2, 2004.


                                 USG Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864


          Delaware                                          36-3329400
---------------------------------                   --------------------------
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                         Identification No.)

125 South Franklin Street, Chicago, Illinois               60606-4678
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  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code     (312) 606-4000
                                                   -------------------





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         ITEM 5.  OTHER EVENTS

         Judge Alfred M. Wolin, the district court judge who is presiding over the asbestos personal injury issues in the USG (NYSE: USG) bankruptcy case, today denied a motion by USG to remove him from the case. USG plans to seek review of the decision in the Third Circuit Court of Appeals.

         In November 2003, USG and the Official Committee of Unsecured Creditors in USG's bankruptcy cases filed a motion to remove Judge Wolin from presiding over USG's cases. Similar motions for removal were brought by certain creditors in other asbestos-related bankruptcy cases assigned to Judge Wolin. All of these motions were denied by Judge Wolin in the decision issued today.


         Exhibit

         99.1           USG Corporation press release dated February 2, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           USG CORPORATION
                                           Registrant


Date: February 2, 2004                By:  /s/   Stanley L. Ferguson
                                           -----------------------------------
                                           Stanley L. Ferguson, Senior Vice
                                           President and General Counsel












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                                  Exhibit Index


Exhibit No.                         Exhibit
-----------                         -------

    99.1      USG Corporation press release dated February 2, 2004.